                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                  May 22, 2000
                                  ------------
                   Date of Report (Date of earliest reported)



                      UNITED PAN-EUROPE COMMUNICATIONS N.V.
             (Exact Name of Registrant as Specified in its Charter)



          Netherlands                    000-25365                98-0191997
(State or other Jurisdiction of   (Commission File Number)      (IRS Employer
         Incorporation)                                      Identification No.)


                             Fred. Roeskestraat 123
                                  PO Box 74763
                       1070 BT Amsterdam, The Netherlands
                       ----------------------------------
        (Address of Registrant's Principal Executive Offices) (Zip Code)
                               011-31-20-778-9840

              (Registrant's telephone number, including area code)
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Item 5.     Other Events

On May 22, 2000, United Pan-Europe Communications N.V. ("UPC") announced that it had entered into an agreement (the "Termination Agreement"), dated May 21, 2000 with SBS Broadcasting S.A. ("SBS") to terminate the Exchange Offer Agreement (the "Agreement") dated March 9, 2000 and as amended April 11, 2000. The Termination Agreement and a joint press release issued by UPC and SBS announcing their termination of the Agreement are attached as Exhibits 10.1 and 99.1, respectively, and are incorporated by reference herein. The description of the Termination Agreement set forth above is qualified in its entirety by reference to the provisions of the Termination Agreement.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits

(a)  Financial Statements.

     None.

(b)  Pro Forma Financial Information.

     None.

(c)  Exhibits:

     10.1 Termination Agreement, dated May 21, 2000 among United Pan-Europe Communications N.V. and SBS Broadcasting S.A.

     99.1   Press Release, dated May 22, 2000.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed by the undersigned thereunto duly authorised.

                                      UNITED PAN-EUROPE COMMUNICATIONS N.V.

                                      By: /s/ Anton Tuijten
                                         ---------------------------------
                                      Name:   ANTON TUIJTEN
                                      Title:  GENERAL COUNSEL






Date:    May 22, 2000

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                                INDEX OF EXHIBITS



Exhibit No.                                   Exhibit

10.1 Termination Agreement, dated May 21, 2000 among United Pan-Europe Communications N.V. and SBS Broadcasting S.A.

99.1                  Press Release, dated May 22, 2000